UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 25, 2022
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.125% Notes due 2028	VZ28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ28C	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
0.375% Notes due 2029	VZ29D	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ31D	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
0.750% Notes due 2032	VZ32A	New York Stock Exchange
1.300% Notes due 2033	VZ33B	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
1.125% Notes due 2035	VZ35A	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.875% Notes due 2038	VZ38C	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange
1.850% Notes due 2040	VZ40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ41C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
Attached as an exhibit hereto are a press release and financial tables dated January 25, 2022 issued by Verizon Communications Inc. (Verizon).
Non-GAAP Measures
Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles in the United States (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that providing these non-GAAP measures in addition to the GAAP measures allows management, investors and other users of our financial information to more fully and accurately assess both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.
EBITDA and EBITDA Margin Related Non-GAAP Measures
Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), Segment EBITDA and Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information as they are a widely accepted financial measures used in evaluating the profitability of a company and with its competitors.
Consolidated EBITDA is calculated by adding back interest, taxes and depreciation and amortization expense to net income.
Segment EBITDA is calculated by adding back segment depreciation and amortization expense to segment operating income. Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Growth Forecast
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Growth Forecast are non-GAAP financial measures that we believe provide relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. We believe that Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Growth Forecast are used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of non-operational items and special items enables comparability to prior period performance and trend analysis.
Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of the following non-operational items: equity in losses and earnings of unconsolidated businesses and other income and expense, net, and the following special items: severance charges, loss on spectrum licenses and net gain/loss from dispositions of businesses. Severance charges recorded during both 2021 and 2020 relate to voluntary separations under our existing plans. Loss on spectrum licenses relates to the sale of certain wireless licenses in 2021 and Auction 103 in 2020. Net gain/loss from dispositions of businesses relates to the sale of Verizon Media in 2021 and the sale of Huffington Post in 2020.
We have not provided a reconciliation for our Consolidated Adjusted EBITDA Growth Forecast because we cannot, without unreasonable effort, predict the special items that could arise during 2022.
Net Unsecured Debt and Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio
Net Unsecured Debt and Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its unsecured debt from continuing operations.
Net Unsecured Debt is calculated by subtracting secured debt and cash and cash equivalents, from the sum of debt maturing within one year and long-term debt. Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Unsecured Debt by Consolidated Adjusted EBITDA. For purposes of Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months.

Adjusted Earnings per Common Share (Adjusted EPS) and Adjusted EPS Forecast

Adjusted EPS and Adjusted EPS Forecast are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of special items which could vary from period to period. We believe excluding special items provides more comparable assessment of our financial results from period to period.

Adjusted EPS is calculated by excluding from the calculation of reported EPS the effect of the following special items: net severance, pension and benefits credits/charges, net gain/loss from dispositions of assets and businesses, net early debt redemption costs, and loss on spectrum licenses. Net gain/loss from dispositions of assets and businesses relate to the sale of an investment and the sale of Verizon Media in 2021, as well as the sale of Huffington Post in 2020. Loss on spectrum licenses relates to the sale of certain wireless licenses in 2021 and Auction 103 in 2020. Net severance, pension and benefits credits/charges relate to severance charges and actuarial gains/losses resulting from the re-measurements of pension and other postretirement benefits.

Actuarial gains or losses as a result of the re-measurements of pension and other postretirement benefits are included in other income and expense, net, and are measured based on projected discount rates and estimated returns on plan assets. Such estimates are updated at least annually at the end of the fiscal year to reflect actual discount rates and returns on plan assets or more frequently if significant events arise which require an interim re-measurement.
We have not provided a reconciliation for our Adjusted EPS Forecast because we cannot, without unreasonable effort, predict the special items that could arise during 2022.

Adjusted Effective Income Tax Rate Attributable to Verizon Forecast (Adjusted ETR Forecast)

Adjusted ETR Forecast is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in assessing our effective income tax rate without the effect of special items which could vary from period to period. Adjusted ETR Forecast is calculated by dividing the provision for income taxes by net income attributable to Verizon before tax after adjusting for the impact of special items.

We have not provided a reconciliation for our Adjusted ETR Forecast because we cannot, without unreasonable effort, predict the special items that could arise during 2022.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that reflects an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. We believe it is a more conservative measure of cash flow since capital expenditures are necessary for ongoing operations. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments made on finance lease obligations or cash payments for acquisitions of businesses or wireless licenses. Therefore, we believe it is important to view free cash flow as a complement to our entire consolidated statements of cash flows.

Free cash flow is calculated by subtracting capital expenditures (including capitalized software) from net cash provided by operating activities.
See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 25, 2022, issued by Verizon Communications Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	January 25, 2022	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 25, 2022, issued by Verizon Communications Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL).